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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 1999

                                    SDL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-25688                                         77-0331449
 (Commission File Number)                   (I.R.S. employer identification No.)



                               80 Rose Orchard Way
                               San Jose, CA 95134
                    (Address of principal executive offices)




                                 (408) 943-9411
              (Registrant's telephone number, including area code)


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Item 2. Acquisition or Disposition of Assets.

     SDL, Inc., a Delaware corporation ("SDL") had, as of May 18, 1999, acquired 28,764,408 shares, representing approximately 92% of the issued and outstanding share capital of IOC International plc, a United Kingdom corporation ("IOC"). The terms and conditions of SDL's Recommended Offer to acquire all of the share capital of IOC are set forth in the Offer Document dated April 21, 1999 and in the related Form of Acceptance (together constituting the "Offer"). Giving effect to the adjustment in the exchange ratio occasioned by the two-for-one split of SDL's Common Stock announced on March 25, 1999 with a payment date of June 2, 1999, each holder of outstanding shares of IOC (the "IOC Shares") who has accepted the Offer will receive new shares of common stock, par value $0.001 per share, of SDL (the "SDL Common Stock"), based on an exchange ratio of 3.630 post-split shares of SDL Common Stock for each 100 IOC Shares. SDL will issue up to 1,264,176 post-split shares of SDL Common Stock to IOC securityholders, including holders of outstanding options to purchase IOC Shares which will be converted into options for SDL Common Stock at the same exchange ratio. SDL declared the Offer unconditional in all respects on May 18, 1999. The SDL Common Stock to be received by IOC securityholders is quoted on the Nasdaq National Market.

     The basic terms of the Offer are described in the Offer Document, filed as part of the Registrant's registration statement on Form S-4 (No. 333-75639) relating to the Offer, which was declared effective by the Securities and Exchange Commission on April 16, 1999.

Item 7. Financial Statements, Pro Forma Financial Information  and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     The audited financial statements of IOC have been previously provided in the Registrant's registration statement on Form S-4 (No. 333-75639) relating to the Offer, which was declared effective by the Securities and Exchange Commission on April 16, 1999.

     (b) Pro Forma Financial Information.

     Substantially the same unaudited pro forma financial information as required by this Item 7(b) was previously provided in the Registrant's registration statement on Form S-4 (No. 333-75639) relating to the Offer, which was declared effective by the Securities and Exchange Commission on April 16, 1999.


     (c) Exhibits.

     The Exhibit Index appearing on page 4 is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SDL, INC.
                                     (The Registrant)



                                     By: \s\ Michael L. Foster
                                         -----------------------
                                          Michael L. Foster
                                          Chief Financial Officer



Dated:  June 1, 1999

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                                  EXHIBIT INDEX


Exhibit
Number                         Description

2.1 Recommended Offer dated April 21, 1999 for the acquisition of all of the share capital of IOC International plc (incorporated by reference to the Recommended Offer dated April 21, 1999 included as part of the Registrant's Registration Statement on Form S-4
          (File No. 333-75639)).

99.1      Press Release dated May 14, 1999
